Exhibit 99.1

Criteo Provides Update on Luxembourg Redomiciliation

Shareholder Meeting to be Convened on February 27, 2026

NEW YORK, Jan. 7, 2026– Criteo S.A. (NASDAQ: CRTO) (“Criteo” or the “Company”), the global platform connecting the commerce ecosystem, today announced that, following the favorable opinion of its works council, its Board of Directors has approved the previously announced proposed transfer of the Company’s legal domicile from France to Luxembourg via a cross-border conversion (the “Conversion”) and the replacement of its American Depositary Shares (“ADSs”) structure with ordinary shares to be directly listed on Nasdaq.

Frederik van der Kooi, Chairman of the Board of Directors said, “I am pleased that the Board of Directors agreed that this move positions us to unlock significant shareholder value by streamlining our corporate structure, enhancing our capital management flexibility and aligning our capital markets presence with our long-term strategic ambitions. As we move forward, Criteo remains deeply committed to its teams in France and its role in the French technology and AI innovation ecosystem.”

Following approval by the Board of Directors, a general meeting of the Company’s shareholders will be held on February 27, 2026, at 10:00 a.m., Paris time, at the Company’s registered office at 32 Rue Blanche, 75009 Paris, France to obtain approval by the Company’s shareholders for the Conversion and certain related proposals.

The Board of Directors has fixed the close of business on February 25, 2026 as the ordinary record date for the shareholders’ meeting, meaning that ordinary shareholders of record at that time will be entitled to vote at the meeting. The depositary of the ADSs has fixed the close of business on January 20, 2026 as the ADS record date for the shareholders’ meeting, meaning that ADS holders of record at that time will be entitled to instruct the depositary how to vote their underlying shares (those who hold ADSs through a broker, bank or other nominee should follow the instructions that their broker, bank or other nominee provides). More information about the redomiciliation, general meeting, dissenting shareholders’ exit right, and associated filings is available on Criteo’s investor website at http://criteo.investorroom.com.

The expected timing for completion of the Conversion remains the third quarter of 2026, subject to shareholder approval and other customary conditions.

As previously announced, following the Conversion, Criteo intends to pursue a subsequent corporate redomiciliation from Luxembourg to the United States if the Board of Directors determines such action is in the best interests of the Company and its shareholders, subject to the prior Company’s works council consultation process.

About Criteo

Criteo (NASDAQ: CRTO) is the global platform connecting the commerce ecosystem for brands, agencies, retailers, and media owners. Its AI-powered advertising platform has unique access to more than $1 trillion in annual commerce sales—powering connections with shoppers, inspiring discovery, and enabling highly personalized experiences. With thousands of clients and partnerships spanning global retail to digital commerce, Criteo delivers the technology, tools, and insights businesses need to drive performance and growth. For more information, please visit www.criteo.com.

Disclaimers

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to our financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to obtain the required shareholder vote to adopt the proposals needed to complete the transaction; failure to satisfy any of the other conditions to the transaction, including the condition that the option to withdraw shares for cash in connection with the transaction is not exercised above a certain threshold; the transaction not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the transaction; failure to list our shares on Nasdaq following the transaction or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the transaction; the disruption of current plans and operations by the transaction; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Criteo following the transaction, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the transaction; inability to terminate the deposit agreement and withdraw our ordinary shares from the depositary so as to terminate our ADS program; difficulty in adapting to operating under the laws of Luxembourg; the deferment or abandonment of the transaction by our board of directors up to three days prior to the general shareholders’ meeting to vote thereon; following the completion of the transaction, a delay or failure in our ability to redomicile to the United States via the merger into a newly incorporated and wholly-owned U.S. subsidiary for any reason; costs or taxes related to the transaction; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the marketing industry; changes in applicable laws or accounting practices; failure related to our technology and our ability to innovate and respond to changes in technology; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of the transaction, acquisitions or other strategic transactions materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country’s or region’s political or economic conditions or policies (such as changes in or new tariffs); the impact of competition; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively; recent growth rates not being indicative of future growth; our ability to manage growth, potential fluctuations in operating results; our ability to grow our base of clients; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Criteo’s filings with the U.S. Securities and Exchange Commissions (the “SEC”) and reports, including Criteo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed in connection with the transaction, as well as future filings and reports by Criteo. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this communication. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Criteo filed a Registration Statement on Form S-4 with the SEC that includes a preliminary proxy statement for a special meeting of Criteo’s shareholders to approve the transaction and also constitutes a preliminary prospectus. The definitive proxy statement / prospectus will be mailed to Criteo’s shareholders as of the record date established for voting on the transaction and the other proposals relating to the transaction set forth in the proxy statement / prospectus. Criteo may also file other relevant documents with the SEC regarding the transaction. This communication is not a substitute for the registration statements, the proxy statement / prospectus or any other document that Criteo may file with the SEC with respect to the transaction (if and when available). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRITEO AND THE TRANSACTION.

Shareholders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Criteo and the transaction, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Criteo are made available free of charge on Criteo’s investor relations website at https://criteo.investorroom.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Criteo and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Criteo’s shareholders in connection with the transaction. Information about Criteo’s directors and executive officers is set forth in the proxy statement for Criteo’s 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the transaction to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It.”

Contact:

Investor Relations

Melanie Dambre, m.dambre@criteo.com

Public Relations

Jessica Meyers, j.meyers@criteo.com